Exhibit 10.4

Notice of Grant of Performance-Based Shares (TSR)
[Name] [Address] [Address]

Subject to the terms and conditions of _______________________________ (the “Plan”) and the Award Agreement, you have been granted an award of performance-based Restricted Stock (“Award”), as follows:

Grant Date:	January 13, 2014
Number of Shares:	Your Award consists of ______ Performance-Based Shares (TSR).[1]
Vesting Schedule:	Your Performance-Based Shares (TSR) will vest on the third anniversary of the Grant Date.
Settlement:	You will have the option to settle your Award by receiving (a) the Shares underlying your vested Performance-Based Shares (TSR), or (b) cash.

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ____________ by telephone (____________) or email (______________________) if you have any questions about your Award or the Award Agreement.

_______________________________________
1 Determined by (i) dividing (A) $________, the target dollar amount used to determine the number of Shares, by (B) $_______, the average reported closing price of a Share during the 30-day period ending on the last trading day prior to the Grant Date (“Target Shares”), and (ii) multiplying the result in (i) by 250%. The resulting number of Shares were rounded to the nearest whole Share.

Notice of Grant of Performance-Based Shares (ROIC)
[Name] [Address] [Address]

Subject to the terms and conditions of _______________________________ (the “Plan”) and the Award Agreement, you have been granted an award of performance-based Restricted Stock (“Award”), as follows:

Grant Date:	January 13, 2014
Number of Shares:	Your Award consists of _______ Performance-Based Shares (ROIC).[1]
Vesting Schedule:	Your Performance-Based Shares (ROIC) will vest on the third anniversary of the Grant Date.
Settlement:	Your Award will be settled in Shares.

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ____________ by telephone (____________) or email (_____________________) if you have any questions about your Award or the Award Agreement.

________________________________________
1 Determined by (i) dividing (A) $_________, the target dollar amount used to determine the number of Shares, by (B) $_______, the average reported closing price of a Share during the 30-day period ending on the last trading day prior to the Grant Date (“Target Shares”), and (ii) multiplying the result in (i) by 250%. The resulting number of Shares were rounded to the nearest whole Share.

Notice of Grant of Time-Based Restricted Stock
[Name] [Address] [Address]

Subject to the terms and conditions of ______________________________ (the “Plan”) and the Award Agreement, you have been granted an award of Restricted Stock (“Award”), as follows:

Grant Date:	January 13, 2014
Number of Shares:	Your Award consists of ______ Shares of Restricted Stock.[1]
Vesting Schedule:	Your Restricted Stock will vest on the third anniversary of the Grant Date.
Settlement:	Your Award will be settled in Shares (if the restrictions on your Restricted Stock lapse).

This Notice of Grant describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan carefully to ensure you understand how the Plan works; and

•	Read this Notice of Grant and corresponding Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it.

You may contact ____________ by telephone (____________) or email (____________________) if you have any questions about your Award or the Award Agreement.

___________________________________
1 Determined by dividing (A) $_______, the target dollar amount used to determine the number of Shares, by (B) $_______, the average reported closing price of a Share during the 30-day period ending on the last trading day prior to the Grant Date. The resulting number of Shares were rounded to the nearest whole Share.